                                                                    Exhibit 20.1


                        WFS FINANCIAL 2003-4 OWNER TRUST

                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-1



Original Principal Balance                                                                   211,000,000.00


                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS        BALANCE
                                                                                                     ------        -------
           Principal Amount of Notes as of Prior Distribution Date                           120,387,901.90          570.558777

           Principal Amount of Notes as of Current Distribution Date                          76,286,697.86          361.548331

                                   Pool Factor                                                     0.361548

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                   44,101,204.04                               209.010446
           Plus: Prior Principal Carryover                                        0.00                                 0.000000
                                                                      ----------------
           Total Principal Distributable Amount                          44,101,204.04                               209.010446

           Principal Distribution Amount                                 44,101,204.04                               209.010446
                                                                      ----------------

           Current Principal Carryover                                                                 0.00            0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       118,180.79                                 0.560099
           Plus: Prior Interest Carryover                                         0.00                                 0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              118,180.79                                 0.560099

           Interest Distribution Amount                                     118,180.79                                 0.560099
                                                                      ----------------

           Current Interest Carryover                                                                  0.00            0.000000


                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL
                                                                                                                  -------------
           Aggregate Principal Balance                                1,307,380,636.23                               917.460096

           Overcollateralization Amount                                  38,468,938.37                                26.995746

           Servicing Fee                                                  1,400,524.00                                 0.982824

           Spread Account                                                13,073,806.36                                 9.174601
           Net Change in Spread Account                                    (371,226.35)                                     n/a

           Net Collections                                               48,045,499.33                                33.716140

           Aggregate Principal Balance of Delinquent Contracts            3,272,153.60                                 2.296248

           Aggregate Spread Account Reduction                             1,213,096.00                                      n/a
           Total Initial Spread Deposit Repayment                        (1,213,096.00)                                     n/a
                                                                      ----------------
           Certificate Distributable Amount                                         --                                      n/a
                                                                      ================

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-2



Original Principal Balance                                                                   491,000,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS        BALANCE
                                                                                                     ------        -------
           Principal Amount of Notes as of Prior Distribution Date                           491,000,000.00         1000.000000

           Principal Amount of Notes as of Current Distribution Date                         491,000,000.00         1000.000000

                                   Pool Factor                                                     1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                            0.00                                 0.000000
           Plus: Prior Principal Carryover                                        0.00                                 0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                   0.00                                 0.000000

           Principal Distribution Amount                                          0.00                                 0.000000
                                                                      ----------------

           Current Principal Carryover                                                                 0.00            0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       683,308.33                                 1.391667
           Plus: Prior Interest Carryover                                         0.00                                 0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              683,308.33                                 1.391667

           Interest Distribution Amount                                     683,308.33                                 1.391667
                                                                      ----------------

           Current Interest Carryover                                                                  0.00            0.000000

                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL
                                                                                                                  -------------
           Aggregate Principal Balance                                1,307,380,636.23                               917.460096

           Overcollateralization Amount                                  38,468,938.37                                26.995746

           Servicing Fee                                                  1,400,524.00                                 0.982824

           Spread Account                                                13,073,806.36                                 9.174601
           Net Change in Spread Account                                   (371,226.35)                                      n/a

           Net Collections                                               48,045,499.33                                33.716140

           Aggregate Principal Balance of Delinquent Contracts            3,272,153.60                                 2.296248

           Aggregate Spread Account Reduction                             1,213,096.00                                      n/a
           Total Initial Spread Deposit Repayment                       (1,213,096.00)                                      n/a
                                                                      ----------------
           Certificate Distributable Amount                                         --                                      n/a
                                                                      ================

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-3


Original Principal Balance                                                                   168,000,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS        BALANCE
                                                                                                     ------        -------
           Principal Amount of Notes as of Prior Distribution Date                           168,000,000.00         1000.000000

           Principal Amount of Notes as of Current Distribution Date                         168,000,000.00         1000.000000

                                   Pool Factor                                                     1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                            0.00                                 0.000000
           Plus: Prior Principal Carryover                                        0.00                                 0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                   0.00                                 0.000000

           Principal Distribution Amount                                          0.00                                 0.000000
                                                                      ----------------

           Current Principal Carryover                                                                 0.00            0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       334,600.00                                 1.991667
           Plus: Prior Interest Carryover                                         0.00                                 0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              334,600.00                                 1.991667

           Interest Distribution Amount                                     334,600.00                                 1.991667
                                                                      ----------------

           Current Interest Carryover                                                                  0.00            0.000000

                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL
                                                                                                                  -------------
           Aggregate Principal Balance                                1,307,380,636.23                               917.460096

           Overcollateralization Amount                                  38,468,938.37                                26.995746

           Servicing Fee                                                  1,400,524.00                                 0.982824

           Spread Account                                                13,073,806.36                                 9.174601
           Net Change in Spread Account                                   (371,226.35)                                      n/a

           Net Collections                                               48,045,499.33                                33.716140

           Aggregate Principal Balance of Delinquent Contracts            3,272,153.60                                 2.296248

           Aggregate Spread Account Reduction                             1,213,096.00                                      n/a
           Total Initial Spread Deposit Repayment                       (1,213,096.00)                                      n/a
                                                                      ----------------
           Certificate Distributable Amount                                         --                                      n/a
                                                                      ================

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class A-4


Original Principal Balance                                                                   373,300,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS        BALANCE
                                                                                                     ------        -------
           Principal Amount of Notes as of Prior Distribution Date                           373,300,000.00         1000.000000

           Principal Amount of Notes as of Current Distribution Date                         373,300,000.00         1000.000000

                                   Pool Factor                                                     1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                            0.00                                 0.000000
           Plus: Prior Principal Carryover                                        0.00                                 0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                   0.00                                 0.000000

           Principal Distribution Amount                                          0.00                                 0.000000
                                                                      ----------------

           Current Principal Carryover                                                                 0.00            0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       979,912.50                                 2.625000
           Plus: Prior Interest Carryover                                         0.00                                 0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              979,912.50                                 2.625000

           Interest Distribution Amount                                     979,912.50                                 2.625000
                                                                      ----------------

           Current Interest Carryover                                                                  0.00            0.000000

                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL
                                                                                                                  -------------

           Aggregate Principal Balance                                1,307,380,636.23                               917.460096

           Overcollateralization Amount                                  38,468,938.37                                26.995746

           Servicing Fee                                                  1,400,524.00                                 0.982824

           Spread Account                                                13,073,806.36                                 9.174601
           Net Change in Spread Account                                   (371,226.35)                                      n/a

           Net Collections                                               48,045,499.33                                33.716140

           Aggregate Principal Balance of Delinquent Contracts            3,272,153.60                                 2.296248

           Aggregate Spread Account Reduction                             1,213,096.00                                      n/a
           Total Initial Spread Deposit Repayment                       (1,213,096.00)                                      n/a
                                                                      ----------------
           Certificate Distributable Amount                                         --                                      n/a
                                                                      ================

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class B-1


Original Principal Balance                                                                    53,430,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS        BALANCE
                                                                                                     ------        -------

           Principal Amount of Notes as of Prior Distribution Date                            53,430,000.00         1000.000000

           Principal Amount of Notes as of Current Distribution Date                          53,430,000.00         1000.000000

                                   Pool Factor                                                     1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                            0.00                                 0.000000
           Plus: Prior Principal Carryover                                        0.00                                 0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                   0.00                                 0.000000

           Principal Distribution Amount                                          0.00                                 0.000000
                                                                      ----------------

           Current Principal Carryover                                                                 0.00            0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       121,553.25                                 2.275000
           Plus: Prior Interest Carryover                                         0.00                                 0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              121,553.25                                 2.275000

           Interest Distribution Amount                                     121,553.25                                 2.275000
                                                                      ----------------

           Current Interest Carryover                                                                  0.00            0.000000

                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL
                                                                                                                  -------------

           Aggregate Principal Balance                                1,307,380,636.23                               917.460096

           Overcollateralization Amount                                  38,468,938.37                                26.995746

           Servicing Fee                                                  1,400,524.00                                 0.982824

           Spread Account                                                13,073,806.36                                 9.174601
           Net Change in Spread Account                                   (371,226.35)                                      n/a

           Net Collections                                               48,045,499.33                                33.716140

           Aggregate Principal Balance of Delinquent Contracts            3,272,153.60                                 2.296248

           Aggregate Spread Account Reduction                             1,213,096.00                                      n/a
           Total Initial Spread Deposit Repayment                       (1,213,096.00)                                      n/a
                                                                      ----------------
           Certificate Distributable Amount                                         --                                      n/a
                                                                      ================

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class C-1


Original Principal Balance                                                                    60,560,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS        BALANCE
                                                                                                     ------        -------

           Principal Amount of Notes as of Prior Distribution Date                            60,560,000.00         1000.000000

           Principal Amount of Notes as of Current Distribution Date                          60,560,000.00         1000.000000

                                   Pool Factor                                                     1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                            0.00                                 0.000000
           Plus: Prior Principal Carryover                                        0.00                                 0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                   0.00                                 0.000000

           Principal Distribution Amount                                          0.00                                 0.000000
                                                                      ----------------

           Current Principal Carryover                                                                 0.00            0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       152,409.33                                 2.516667
           Plus: Prior Interest Carryover                                         0.00                                 0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              152,409.33                                 2.516667

           Interest Distribution Amount                                     152,409.33                                 2.516667
                                                                      ----------------

           Current Interest Carryover                                                                  0.00            0.000000

                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL
                                                                                                                  -------------

           Aggregate Principal Balance                                1,307,380,636.23                               917.460096

           Overcollateralization Amount                                  38,468,938.37                                26.995746

           Servicing Fee                                                  1,400,524.00                                 0.982824

           Spread Account                                                13,073,806.36                                 9.174601
           Net Change in Spread Account                                   (371,226.35)                                      n/a

           Net Collections                                               48,045,499.33                                33.716140

           Aggregate Principal Balance of Delinquent Contracts            3,272,153.60                                 2.296248

           Aggregate Spread Account Reduction                             1,213,096.00                                      n/a
           Total Initial Spread Deposit Repayment                       (1,213,096.00)                                      n/a
                                                                      ----------------
           Certificate Distributable Amount                                         --                                      n/a
                                                                      ================

                        WFS FINANCIAL 2003-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended February 29, 2004
                     for Distribution Date of March 22, 2004
                                    Class D-1


Original Principal Balance                                                                    46,335,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                  TOTALS        BALANCE
                                                                                                     ------        -------

           Principal Amount of Notes as of Prior Distribution Date                            46,335,000.00         1000.000000

           Principal Amount of Notes as of Current Distribution Date                          46,335,000.00         1000.000000

                                   Pool Factor                                                     1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                           (0.00)                                0.000000
           Plus: Prior Principal Carryover                                        0.00                                 0.000000
                                                                      ----------------
           Total Principal Distributable Amount                                  (0.00)                                0.000000

           Principal Distribution Amount                                         (0.00)                                0.000000
                                                                      ----------------

           Current Principal Carryover                                                                 0.00            0.000000


INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                       149,430.38                                 3.225000
           Plus: Prior Interest Carryover                                         0.00                                 0.000000
                                                                      ----------------
           Total Interest Distributable Amount                              149,430.38                                 3.225000

           Interest Distribution Amount                                     149,430.38                                 3.225000
                                                                      ----------------

           Current Interest Carryover                                                                  0.00            0.000000

                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL
                                                                                                                  -------------

           Aggregate Principal Balance                                1,307,380,636.23                               917.460096

           Overcollateralization Amount                                  38,468,938.37                                26.995746

           Servicing Fee                                                  1,400,524.00                                 0.982824

           Spread Account                                                13,073,806.36                                 9.174601
           Net Change in Spread Account                                   (371,226.35)                                      n/a

           Net Collections                                               48,045,499.33                                33.716140

           Aggregate Principal Balance of Delinquent Contracts            3,272,153.60                                 2.296248

           Aggregate Spread Account Reduction                             1,213,096.00                                      n/a
           Total Initial Spread Deposit Repayment                       (1,213,096.00)                                      n/a
                                                                      ----------------
           Certificate Distributable Amount                                         --                                      n/a
                                                                      ================